UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2008

Thomas & Betts Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	1-4682	22-1326940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8155 T&B Boulevard, Memphis, Tennessee		38125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	901-252-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Material Compensatory Plan, Contract or Arrangement.

Approval of the Thomas & Betts Corporation Management Incentive Plan

On May 7, 2007, at its annual meeting, the Shareholders and the Board of Directors of the Company approved the Thomas & Betts Corporation Management Incentive Plan, as Amended and Restated effective January 1, 2009, to provide performance-based compensation to employees who are in a position to contribute materially to the success of the Company and its subsidiaries with an annual management incentive bonus based on objective, pre-established criteria and performance targets. The Compensation Committee, in the case of covered employees, and the Chief Executive Officer, in the case of non-covered employees, shall determine the extent to which the targets for each criterion have been achieved. The Compensation Committee also establishes a schedule setting forth the percentage of the target award payable to each participant under the various levels of achieved performance.

Approval of the Thomas & Betts Corporation 2008 Stock Incentive Plan

On May 7, 2007, at its annual meeting, the Shareholders and the Board of Directors of the Company approved the Thomas & Betts Corporation 2008 Stock Incentive Plan to provide for grants of incentive and nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, stock grants and stock credits to employees and nonemployee directors of the Company and certain of its subsidiaries. The maximum aggregate number of shares of Common Stock that may be subject to Awards under the Plan is 4,500,000 which management expects to be sufficient for grants for at least three years.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.41 Thomas & Betts Corporation Management Incentive Plan, as Amended and Restated effective January 1, 2009.

10.42 Thomas & Betts Corporation 2008 Stock Incentive Plan.

23.3 Consent of KPMG LLP (Incorporated by reference herein to the Company's Registration Statement (S-8 File Number 333-150725) filed on May 7, 2008).

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation

May 8, 2008	By:	/s/ W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Assistant General Counsel and Assistant Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

10.41	Thomas & Betts Corporation Management Incentive Plan, as Amended and Restated effective January 1, 2009
10.42	Thomas & Betts Corporation 2008 Stock Incentive Plan